SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                        August 15, 2002 (August 13, 2002)


                              Zions Bancorporation
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            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
-------------------  ---------------------------------  ------------------------
      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1134, Salt Lake City, Utah          84111
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(Address of Chief executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
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         (Former name or former address, if changed since last report)

Items 1-8.

               Not Applicable.


Item 9.        Regulation FD Disclosure

               On August 13, 2002, each of the Chief Executive Officer,
Harris H. Simmons, and Chief Financial Officer, Doyle L. Arnold, of Zions Bancorporation submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit. Also on August 13, 2002, each of Mr. Simmons and Mr. Arnold submitted to the Securities and Exchange Commission the certification of Zions Bancorporation's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certifications is attached hereto as an Exhibit.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZIONS BANCORPORATION


                                    By: /s/   Doyle L. Arnold
                                       -----------------------------
                                       Name:  Doyle L. Arnold
                                       Title: Executive Vice
                                              President and Chief
                                              Financial Officer



Date: August 15, 2002

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Statement of Chief Executive Officer, Harris H. Simmons, of Zions Bancorporation, pursuant to Securities and Exchange Commission Order No. 4-460.

99.2 Statement of Chief Financial Officer, Doyle L. Arnold, of Zions Bancorporation, pursuant to Securities and Exchange Commission Order No. 4-460.

99.3 Certification of Chief Executive Officer, Harris H. Simmons, of Zions Bancorporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.4 Certification of Chief Financial Officer, Doyle L. Arnold, of Zions Bancorporation, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.